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SUPPLEMENT DATED AUGUST 11, 2003 TO PROSPECTUS DATED MAY 1, 2003
PennFreedom
Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments
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PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
THE PENN MUTUAL LIFE INSURANCE COMPANY
Philadelphia, Pennsylvania 19172 Telephone (800) 523-0650
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The Penn Mutual Life Insurance Company ("Penn Mutual") has made the following changes to PennFreedom Individual Variable and Fixed Annuity Contracts issued on and after August 11, 2003:

1. The One Year Fixed Interest Account is not available. Please disregard all references in the Prospectus to the One Year Fixed Interest Account. All other fixed interest accounts described in the Prospectus, including the six month and twelve month Dollar Cost Averaging Accounts, continue to be available.

2. The manner in which Penn Mutual calculates the standard death benefit has changed. As described below, partial withdrawals and transfers made from the Variable Account will reduce the amount of the Variable Account death benefit in the same proportion as the amount of the partial withdrawal or transfer bears to your Variable Account Value immediately before the partial withdrawal or transfer.

In the Prospectus, under the heading "What Are the Death Benefits Under My Contract" on page 16, replace the fourth paragraph with the following:

     If the Annuitant dies before the Annuity Date, we will pay a death benefit equal to the sum of the Variable Account death benefit and the Fixed Interest Account death benefit as of the date we receive proof of death and other information required to process the payment. The Fixed Account death benefit is the Fixed Account Value. The Variable Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Variable Account, less adjusted partial withdrawals and transfers. "Adjusted partial withdrawals and transfers" means the amount of each partial withdrawal from or transfer out of the Variable Account, multiplied by the amount of the Variable Account death benefit just before the partial withdrawal or transfer, divided by your Variable Account Value just before the partial withdrawal or transfer. If you make a partial withdrawal or transfer at a time when the amount of your Variable Account death benefit is greater than your Variable Account Value, then your Variable Account death benefit amount will be reduced by an amount greater than the amount withdrawn or transferred.

These changes may not be effective in your State.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE